UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported): September 20, 2004

                    The St. Paul Travelers Companies, Inc.
            (Exact name of registrant as specified in its charter)


          Minnesota                   001-10898               41-0518860
(State or other jurisdiction  (Commission File Number)       (IRS Employer
      of incorporation)                                  Identification Number)

               385 Washington Street                     55102
               Saint Paul, Minnesota
      (Address of principal executive offices)         (Zip Code)

                                (651) 310-7911
             (Registrant's telephone number, including area code)

                                Not Applicable
         (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01.  Other Events.

     On September 20, 2004, The St. Paul Travelers Companies, Inc. issued a press release announcing a decision by the U.S. District Court for the Eastern District of Pennsylvania in connection with asbestos litigation between Travelers Property Casualty Corp. and ACandS, Inc. The press release is furnished as Exhibit 99 to this Report and is incorporated by reference herein.


Item 9.01.  Financial Statements and Exhibits.

     (c)    Exhibits.


Exhibit No. Description

     99 Press release issued by The St. Paul Travelers Companies, Inc. on September 20, 2004.


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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:       September 21, 2004            THE ST. PAUL TRAVELERS COMPANIES, INC.

                                          By:   /s/ Bruce A. Backberg
                                              ----------------------------------
                                              Name:   Bruce A. Backberg
                                              Title:  Senior Vice President




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                                 EXHIBIT INDEX

Exhibit No. Description
99          Press release issued by The St. Paul Travelers Companies, Inc.
            on September 20, 2004.